UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2011

Date of reporting period:	June 1, 2010— May 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Asset Allocation: Equity Portfolio

Annual report
5|31|11

A world of investing.™

Putnam Investments

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Asset Allocation:
Equity Portfolio

Annual report
5 | 31 | 11

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Financial statements	13

Federal tax information	62

About the Trustees	63

Officers	65

Message from the Trustees

Dear Fellow Shareholder:

Near the midpoint of 2011, the U.S. economic recovery continues despite recent evidence that it may have hit a “soft patch.” Slow jobs growth, rising global commodity prices, European sovereign debt woes, civil unrest in North Africa and the Middle East, and the lingering effects of the disasters in Japan are all contributing to this economic pause.

In the face of these disappointments, we remain confident in the fundamental resilience of the current economic expansion. The recent deceleration appears temporary and does not indicate a slip back toward recession. It is Putnam’s view that the markets will remain unsettled over the next several months as these headwinds abate and growth strengthens.

In this environment, it is also important to remember how far the economy and markets have come since the Great Recession of 2008. While the recovery is not yet self-sustaining, we believe it is slowly gathering strength and momentum.

Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment, premised as it is on finding selective opportunities rather than on riding a market wave. Moreover, it is also an important time to consult with your financial advisor to ensure that your investments are aligned with your personal goals, time horizon, and risk tolerance.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

It is sometimes said that the stock market climbs a wall of worry. Is that what we witnessed over the past year?

Certainly, we have seen a strong market advance during the past 12 months, yet the major risks that investors faced a year ago are largely still with us. At the beginning of the fund’s fiscal year on June 1, 2010, global markets were in the midst of a decline because of worries about a sovereign-debt default in Europe and signs of a slowdown in the U.S. economy.

In May 2011, headlines reflected these same concerns. Yet, in the intervening year both the U.S. and global economies grew, no sovereign default occurred, and European nations extended financial support to Ireland and Portugal. Make no mistake: We still regard these issues — sovereign debt and the resilience of the economic recovery — to be paramount risks today. However, it can also be helpful to recognize that markets are never free of risk, yet investment opportunities are available to those who can discern them.

What is the fund’s strategy for identifying investment opportunities?

We strive for capital appreciation through active stock selection, relying on free cash flow yield as our primary criterion. We generally do not pursue results by building overweights to sectors or markets. The portfolio provides broad exposure to global equities, including U.S. large- and small-cap stocks, and international developed and emerging markets.

Although the fund’s primary benchmark, the Russell 3000 Index, is composed of U.S. equities, the fund’s secondary benchmark index has weightings that reflect global

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/11. See pages 2 and 7–8 for additional fund performance information. Index descriptions can be found on page 11.

diversification. Almost 75% of the index reflects U.S. equities of all sizes, over 20% represents international developed markets, and just over 5% represents emerging markets.

Which securities helped to lift the fund’s performance?

One of the biggest contributors to results was Estee Lauder, the beauty products company. The company has achieved sales growth of 15% in a global economy growing at a much slower rate. A large portion of its sales comes from international markets, and its revenues from emerging markets are growing.

Our selections in the software and semiconductor industries generally fared well, and one example was Cypress Semiconductor. This company designs products for increasingly popular touch-screen smartphones. When the company reported positive earnings surprises, the stock performed much better than the overall market. We decided to take profits and liquidated our position during the period because the stock’s free cash-flow yield declined as its valuation increased. Elsewhere in the technology sector, Teradata, an enterprise data warehousing company, outperformed the Russell 3000 Index.

Although the financials sector was weak during the period, and the fund’s position was slightly underweight relative to the Russell 3000 Index, two stocks contributed outperformance: Affiliated Managers Group (AMG), which is a distribution platform for a group of boutique investment management firms; and credit rating agency Moody’s. AMG benefited from improving investment flows over the past year, and Moody’s benefited from ongoing improvement in credit markets.

In international markets, BT Group of the United Kingdom, a global telecommunications company, and Saipem of Italy, an oil and gas company, contributed outperformance relative to the primary benchmark. We liquidated the position in Saipem during the period but continue to hold BT Group. Overall, developed international markets and emerging markets slightly outperformed the U.S. equity market.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/11. Short-term holdings are excluded. Holdings will vary over time.

Where did you see disappointing results from stocks?

Aircraft maker Lockheed Martin and electronic communications company L-3 Communications, which are both defense contractors in the capital goods sector, had negative results in the period as projections of government spending were reduced.

In the technology sector, Hewlett-Packard had a difficult year. Demand for personal computers has fallen, in part because of the popularity of tablet computers and other mobile devices, and the company is also facing competition in its data center services business. Despite disappointing results, all three stocks remain portfolio holdings because we believe that they still offer attractive levels of cash flow relative to their stock prices. Internationally, Fujitsu, the Japanese office-goods company, and Lloyds Banking of the United Kingdom, had disappointing results. Fujitsu, in particular, was hurt by the disruption of manufacturing activity following the earthquake and tsunami that struck Japan in March.

With the fund’s international exposure, how did currency positions affect performance?

Currency exposures had a negative impact on performance. In particular, the fund did not have exposure to the Japanese yen when it rallied following the March disasters, as markets anticipated that Japan’s insurance companies would repatriate foreign holdings in order to pay property and casualty claims.

Which sectors struggled with performance during the past 12 months?

Profit growth has been generally disappointing in the financials sector. Since the credit crisis more than two years ago, this sector has benefited from low interest rates, but there has been little progress in

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

recovering profits. Before the credit crisis, mortgages and refinancing activity, and consumer credit in general, had been profit sources for financials. However, none of these motors of growth have fully recovered from the downturn yet.

What do you see on the horizon for the markets and for the fund?

The fund is positioned, as always, in a diversified portfolio of equities that we believe offer attractive levels of free cash flow relative to their valuations. In spite of the economic slowdown, we expect supportive conditions for corporate earnings growth. Although there have been concerns lately surrounding sluggish job creation statistics and a downturn in equity prices, we think that this is a fairly typical mid-cycle reduction in the pace of economic growth, but not an end to the expansion. We see continued potential for equity markets to generate positive returns, although perhaps at a more moderate pace than in the past year.

Jeff, thanks for reviewing the fund today.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund is managed by Jim Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

The Federal Reserve’s second quantitative easing program, dubbed “QE2,” came to an end on June 30. During the past several months, the Federal Reserve bought $600 billion in Treasury securities in an effort to inject money into the financial system. QE2 kicked off last fall, and was a follow-up to QE1, in which the central bank acquired more than $1 trillion in mortgage-backed securities from late 2008 through March 31, 2010. There is unlikely to be a QE3, however. In early June, Federal Reserve Bank Chairman Ben Bernanke said that while the U.S. economic recovery faces headwinds in the areas of jobs growth, high commodity prices, and a slowdown in manufacturing, the nation’s central bank will not embark on a third round of easing. Not surprisingly, equity investors were hoping for more stimulus money, while fixed-income investors are happy to see an end to it.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/11

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	77.49%	67.29%	77.49%
Annual average	27.55	24.39	27.55

1 year	26.57	19.33	26.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect a maximum 5.75% load. Class Y shares have no initial sales charge.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 5/31/11

		Asset Allocation:	Lipper Multi-Cap Growth
	Russell 3000 Index	Equity Custom Index	Funds category average*

Life of fund	77.24%	79.68%	90.47%
Annual average	27.48	28.22	31.40

1 year	27.04	27.97	30.08

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 5/31/11, there were 451 and 408 funds, respectively, in this
Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class Y shares would have been valued at $17,749.

Fund price and distribution information For the 12-month period ended 5/31/11

Distributions	Class A		Class Y

Number	1		1

Income	$0.295		$0.295

Capital gains — Long-term	0.958		0.958

Capital gains — Short-term	0.880		0.880

Total	$2.133		$2.133

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/10	$11.53	$12.23	$11.53

5/31/11	12.28	13.03	12.28

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	74.46%	64.43%	74.46%
Annual average	25.64	22.63	25.64

1 year	30.17	22.71	30.17

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/10*†	1.34%	1.09%

Total annual operating expenses for the fiscal year ended 5/31/10†	1.65%	1.40%

Annualized expense ratio for the six-month period ended 5/31/11‡	1.05%	1.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/11.

† Restated to reflect projected expenses under a new management contract effective 1/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2010, to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$5.60	$5.60

Ending value (after expenses)	$1,138.40	$1,138.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2011, use the following calculation method. To find the value of your investment on December 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.29	$5.29

Ending value (after expenses)	$1,019.70	$1,019.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value (NAV), is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After sales charge performance figures shown here assume the 5.75% maximum sales charge for Class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no contingent deferred sales charge (CDSC) (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Asset Allocation: Equity Custom Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (ND).

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Asset Allocation: Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Asset Allocation: Equity Portfolio (the “fund”) at May 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 8, 2011

The fund’s portfolio 5/31/11

COMMON STOCKS (90.3%)*	Shares	Value

Advertising and marketing services (0.4%)
Nu Skin Enterprises, Inc. Class A	197	$7,701

Omnicom Group, Inc.	2,807	131,283

ValueClick, Inc. †	124	2,238

		141,222
Aerospace and defense (1.0%)
European Aeronautic Defense and Space Co. (France) †	1,054	34,818

Lockheed Martin Corp.	1,794	139,753

Raytheon Co.	2,798	140,963

United Technologies Corp.	376	33,002

		348,536
Agriculture (0.2%)
Andersons, Inc. (The)	434	18,805

Archer Daniels Midland Co.	88	2,852

Austevoll Seafood ASA (Norway)	745	5,065

Black Earth Farming, Ltd. SDR (Sweden) †	158	674

China Agri-Industries Holdings, Ltd. (China)	1,000	1,063

Cresud S.A.C.I.F. y A. ADR (Argentina)	64	1,117

Golden Agri-Resources, Ltd. (Singapore)	3,000	1,679

GrainCorp, Ltd. (Australia)	187	1,650

HQ Sustainable Maritime Industries, Inc. F †	287	798

KWS Saat AG (Germany)	3	688

Pescanova SA (Spain)	162	6,820

SLC Agricola SA (Brazil)	71	915

Vilmorin & Cie (France)	7	856

Viterra, Inc. (Canada)	156	1,907

Wilmar International, Ltd. (Singapore)	1,000	4,328

		49,217
Airlines (0.5%)
AirAsia BHD (Malaysia) †	11,300	11,189

Alaska Air Group, Inc. †	181	12,225

Cebu Air, Inc. (Philippines)	6,830	14,031

International Consolidated Airlines Group SA
(United Kingdom) †	4,347	16,918

United Continental Holdings, Inc. †	4,249	102,613

US Airways Group, Inc. † S	1,541	14,023

		170,999
Automotive (1.0%)
Bayerische Motoren Werke (BMW) AG (Germany)	128	11,342

BYD Co., Ltd. (China)	1,000	3,258

Daimler AG (Registered Shares) (Germany)	517	36,488

Kia Motors Corp. (South Korea)	267	18,802

Peugeot SA (France) †	1,910	81,239

Suzuki Motor Corp. (Japan)	1,800	39,814

Tata Motors, Ltd. (India)	847	20,597

Tesla Motors, Inc. †	89	2,682

TRW Automotive Holdings Corp. †	937	53,287

Valeo SA (France) †	557	35,340

Volkswagen AG (Preference) (Germany)	215	38,229

		341,078

COMMON STOCKS (90.3%)* cont.	Shares	Value

Banking (6.3%)
Agricultural Bank of China, Ltd. (China) †	73,000	$44,720

Australia & New Zealand Banking Group, Ltd. (Australia)	4,254	100,680

Banca Monte dei Paschi di Siena SpA (Italy) S	14,695	18,575

Banco Bradesco SA ADR (Brazil)	3,447	68,664

Banco Latinoamericano de Exportaciones SA Class E (Panama)	440	7,946

Bank of America Corp.	8,108	95,269

Bank of Marin Bancorp.	89	3,252

Bank of the Ozarks, Inc.	223	10,840

Barclays PLC (United Kingdom)	16,763	76,610

BNP Paribas SA (France)	1,054	82,407

China Construction Bank Corp. (China)	79,000	74,794

Citigroup, Inc. †	1,123	46,211

Commerzbank AG (Germany) † S	2,894	13,242

Community Bank System, Inc.	194	4,866

Fifth Third Bancorp	4,177	54,552

Financial Institutions, Inc.	263	4,295

First Financial Bancorp	305	4,880

Flushing Financial Corp.	451	6,052

Grupo Financiero Banorte SAB de CV (Mexico)	4,829	22,436

Home Bancshares, Inc.	200	4,796

HSBC Holdings PLC (London Exchange) (United Kingdom)	1,442	15,082

Hudson City Bancorp, Inc.	14,328	130,815

Huntington Bancshares, Inc.	6,770	44,682

Industrial and Commercial Bank of China, Ltd. (China)	98,000	82,235

Industrial Bank of Korea (IBK) (South Korea)	1,880	33,166

International Bancshares Corp.	320	5,462

Intesa Sanpaolo SpA (Italy)	27,671	72,041

Itau Unibanco Holding SA ADR (Preference) (Brazil)	1,351	30,843

JPMorgan Chase & Co.	5,599	242,101

Kasikornbank PCL NVDR (Thailand)	5,500	22,601

Lloyds Banking Group PLC (United Kingdom) †	100,019	85,785

Merchants Bancshares, Inc.	124	3,138

National Australia Bank, Ltd. (Australia)	1,574	44,533

Orrstown Financial Services, Inc.	114	2,978

Park National Corp.	42	2,832

PNC Financial Services Group, Inc.	2,513	156,861

Popular, Inc. (Puerto Rico) †	1,048	3,039

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	40,500	30,216

Republic Bancorp, Inc. Class A	96	1,964

Sberbank OJSC (Russia) †	22,352	79,065

Southside Bancshares, Inc.	245	4,939

Standard Chartered PLC (United Kingdom)	669	17,946

U.S. Bancorp	3,584	91,750

Virginia Commerce Bancorp, Inc. †	659	3,835

Wells Fargo & Co.	3,698	104,912

Westpac Banking Corp. (Australia)	2,049	48,478

		2,106,386

COMMON STOCKS (90.3%)* cont.	Shares	Value

Basic materials (0.2%)
African Rainbow Minerals, Ltd. (South Africa)	752	$22,571

AMCOL International Corp.	232	8,519

Avalon Rare Metals, Inc. (Canada) †	662	5,166

Canada Lithium Corp. (Canada) †	2,411	1,593

China Rare Earth Holdings, Ltd. (China) †	4,000	1,597

Extract Resources, Ltd. (Australia) †	127	1,069

Galaxy Resources, Ltd. (Australia) †	974	918

General Moly, Inc. † S	319	1,557

Great Western Minerals Group, Ltd. (Canada) †	3,000	2,477

Greenland Minerals & Energy, Ltd. (Australia) †	1,097	780

Lynas Corp., Ltd. (Australia) †	2,777	7,056

MagIndustries Corp. (Canada) †	3,823	868

Metminco, Ltd. (Australia) † S	3,619	1,544

Neo Material Technologies, Inc. (Canada) †	300	3,087

Noront Resources, Ltd. (Canada) †	1,446	1,149

Orocobre, Ltd. (Australia) †	637	1,493

Paladin Energy, Ltd. (Australia) †	421	1,426

STR Holdings, Inc. †	137	2,166

		65,036
Beverage (1.2%)
Akasha Wira International Tbk PT (Indonesia) †	5,500	967

Coca-Cola Co. (The)	1,852	123,732

Dr. Pepper Snapple Group, Inc.	3,372	138,926

Heckmann Corp. †	1,351	8,106

Heineken Holding NV (Netherlands)	471	24,714

PepsiCo, Inc.	1,305	92,812

Synergy Co. (Russia) †	672	24,850

		414,107
Biotechnology (0.9%)
Acorda Therapeutics, Inc. †	87	2,858

AMAG Pharmaceuticals, Inc. †	231	4,264

Amylin Pharmaceuticals, Inc. †	137	1,903

Auxilium Pharmaceuticals, Inc. †	157	3,515

BioMarin Pharmaceuticals, Inc. †	132	3,726

Complete Genomics, Inc. † S	688	10,994

Cubist Pharmaceuticals, Inc. †	210	8,091

Dendreon Corp. †	215	9,114

Gilead Sciences, Inc. †	4,197	175,183

Human Genome Sciences, Inc. †	235	6,432

Illumina, Inc. †	485	34,959

Ironwood Pharmaceuticals, Inc. †	121	1,830

Medicines Co. (The) †	201	3,841

Momenta Pharmaceuticals, Inc. †	117	2,341

Pacific Biosciences of California, Inc. †	674	8,068

Sequenom, Inc. †	506	4,013

United Therapeutics Corp. †	69	4,455

Viropharma, Inc. †	418	8,088

WuXi PharmaTech (Cayman), Inc. ADR (China) †	226	4,125

		297,800

COMMON STOCKS (90.3%)* cont.	Shares	Value

Broadcasting (0.1%)
Knology, Inc. †	341	$5,323

M6-Metropole Television (France)	686	16,117

Sinclair Broadcast Group, Inc. Class A	326	3,136

		24,576
Building materials (—%)
Geberit International AG (Switzerland) †	48	11,587

		11,587
Cable television (1.0%)
DIRECTV Class A †	3,497	175,759

HSN, Inc. †	110	3,873

IAC/InterActiveCorp. †	3,765	138,477

		318,109
Chemicals (3.3%)
Agrium, Inc. (Canada)	32	2,818

Albemarle Corp.	1,449	102,647

Arkema (France)	22	2,414

BASF SE (Germany)	407	37,579

CF Industries Holdings, Inc.	18	2,768

China BlueChemical, Ltd. (China)	2,000	1,596

Cytec Industries, Inc.	930	52,257

Ferro Corp. †	864	11,318

Formosa Chemicals & Fibre Corp. (Taiwan)	5,000	19,150

Georgia Gulf Corp. †	177	5,016

Incitec Pivot, Ltd. (Australia)	537	2,199

Innophos Holdings, Inc.	207	9,292

International Flavors & Fragrances, Inc.	1,193	76,424

Intrepid Potash, Inc. †	46	1,481

K&S AG (Germany)	134	10,673

Koninklijke DSM NV (Netherlands)	504	33,777

Koppers Holdings, Inc.	319	12,801

Kronos Worldwide, Inc.	222	6,691

Lubrizol Corp. (The)	791	106,390

Minerals Technologies, Inc.	204	13,872

Monsanto Co.	1,418	100,735

Mosaic Co. (The)	34	2,409

NewMarket Corp.	34	5,923

Nitto Denko Corp. (Japan)	2,000	104,838

Nufarm, Ltd. (Australia) †	268	1,386

OM Group, Inc. †	390	14,539

PolyOne Corp.	483	7,356

Potash Corp. of Saskatchewan, Inc. (Canada)	95	5,377

PPG Industries, Inc.	1,456	129,147

PTT Chemical PCL (Thailand)†	3,800	18,886

Quaker Chemical Corp.	80	3,485

Silvinit OJSC (Russia) † F	22	24,767

Sinofert Holdings, Ltd. (China) †	2,000	930

Sociedad Quimica y Minera de Chile SA ADR (Chile)	55	3,441

Stepan Co.	37	2,484

COMMON STOCKS (90.3%)* cont.	Shares	Value

Chemicals cont.
Syngenta AG (Switzerland) †	268	$92,525

Taiwan Fertilizer Co., Ltd. (Taiwan)	1,000	3,284

TPC Group, Inc. †	107	3,893

Vale Fertilizantes SA (Preference) (Brazil)	2,365	26,632

W.R. Grace & Co. †	644	30,133

Yara International ASA (Norway)	51	3,073

		1,096,406
Coal (0.9%)
Alpha Natural Resources, Inc. †	26	1,425

China Coal Energy Co. (China)	1,000	1,354

China Shenhua Energy Co., Ltd. (China)	500	2,488

Cloud Peak Energy, Inc. †	145	3,080

CONSOL Energy, Inc.	56	2,871

James River Coal Co. †	231	5,064

New World Resources PLC Class A (Czech Republic) †	904	14,500

Peabody Energy Corp.	2,822	173,158

SouthGobi Resources, Ltd. (Canada) †	100	1,156

Walter Energy, Inc.	822	102,380

		307,476
Commercial and consumer services (1.3%)
Alliance Data Systems Corp. †	82	7,702

AMERCO †	22	1,986

Bunzl PLC (United Kingdom)	1,284	16,243

Compass Group PLC (United Kingdom)	1,342	13,095

Ctrip.com Int’l, Ltd. ADR (China) †	193	8,685

Deluxe Corp.	343	8,829

Dun & Bradstreet Corp. (The)	1,203	96,493

Expedia, Inc.	2,793	78,232

EZCORP, Inc. Class A †	454	14,887

Great Lakes Dredge & Dock Corp.	728	4,419

Imperial Holdings, Ltd. (South Africa)	929	15,936

Landauer, Inc.	38	2,269

Medifast, Inc. †	185	4,889

Moody’s Corp.	1,010	40,309

Randstad Holding NV (Netherlands)	180	8,902

Sotheby’s Holdings, Inc. Class A	122	5,192

Swire Pacific, Ltd. (Hong Kong)	5,000	77,066

Team, Inc. †	113	2,599

TNS, Inc. †	371	6,096

Wheelock and Co., Ltd. (Hong Kong)	4,000	16,790

		430,619
Communications equipment (1.1%)
Ceragon Networks, Ltd. (Israel) †	211	2,332

Cisco Systems, Inc.	7,183	120,674

F5 Networks, Inc. †	301	34,188

Harris Corp.	2,972	146,936

Plantronics, Inc.	101	3,695

Powerwave Technologies, Inc. †	1,052	3,977

COMMON STOCKS (90.3%)* cont.	Shares	Value

Communications equipment cont.
Qualcomm, Inc.	797	$46,696

Wistron NeWeb Corp. (Taiwan)	5,000	19,511

		378,009
Components (—%)
Coherent, Inc. †	70	3,927

Oplink Communications, Inc. †	186	3,437

		7,364
Computers (5.0%)
Acme Packet, Inc. †	17	1,287

Actuate Corp. †	385	2,094

Anixter International, Inc.	214	14,486

Apple, Inc. †	1,199	417,048

Black Box Corp.	195	6,427

Brocade Communications Systems, Inc. †	919	6,130

China Water Industry Group, Ltd. (Hong Kong) †	76,000	1,076

Dell, Inc. †	7,427	119,426

EMC Corp. †	1,103	31,402

F-Secure OYJ (Finland)	995	3,507

Fortinet, Inc. †	587	28,464

Fujitsu, Ltd. (Japan)	12,000	63,248

Hewlett-Packard Co.	6,393	238,970

Hitachi, Ltd. (Japan)	15,000	86,082

IBM Corp.	1,442	243,597

Ixia †	367	5,777

Kingdee International Software Group Co., Ltd. (China)	4,800	2,761

Lexmark International, Inc. Class A †	117	3,484

Magma Design Automation, Inc. †	944	6,589

Monotype Imaging Holdings, Inc. †	387	5,515

NCI, Inc. †	81	1,839

NetApp, Inc. †	362	19,827

NetSuite, Inc. †	369	13,926

Polycom, Inc. †	348	19,979

Progress Software Corp. †	147	3,979

Seagate Technology †	7,551	126,857

STEC, Inc. †	160	2,866

Synchronoss Technologies, Inc. †	296	9,502

TeleCommunication Systems, Inc. Class A †	928	4,631

Teradata Corp. †	2,063	115,095

VeriFone Systems, Inc. †	133	6,401

Western Digital Corp. †	1,613	59,116

Wistron Corp. (Taiwan)	13,000	24,546

		1,695,934
Conglomerates (2.0%)
3M Co.	248	23,406

General Electric Co.	10,716	210,462

Honeywell International, Inc.	3,588	213,665

Israel Corp., Ltd. (The) (Israel)	54	58,959

Marubeni Corp. (Japan)	2,000	14,017

COMMON STOCKS (90.3%)* cont.	Shares	Value

Conglomerates cont.
Siemens AG (Germany)	274	$36,643

SPX Corp.	1,324	109,773

		666,925
Construction (0.5%)
BBMG Corp. (China)	14,500	21,764

Broadwind Energy, Inc. †	1,313	2,285

China National Building Material Co., Ltd. (China)	16,000	32,552

China National Materials Co., Ltd. (China)	20,000	18,762

China State Construction International Holdings, Ltd.
(China)	16,000	17,261

Fletcher Building, Ltd. (New Zealand)	2,906	21,369

Insituform Technologies, Inc. †	297	7,666

Layne Christensen Co. †	427	12,626

Siam Cement PCL NVDR (Thailand)	1,500	17,531

		151,816
Consumer (0.7%)
Christian Dior SA (France)	80	12,402

Helen of Troy, Ltd. (Bermuda) †	76	2,462

Kimberly-Clark Corp.	2,327	158,934

Signet Jewelers, Ltd. (Bermuda) †	78	3,589

Sony Corp. (Japan)	2,700	72,258

		249,645
Consumer finance (0.8%)
African Bank Investments, Ltd. (South Africa)	3,672	19,250

American Express Co.	3,962	204,439

Cardtronics, Inc. †	311	6,886

Dollar Financial Corp. †	418	9,493

Encore Capital Group, Inc. †	143	4,732

Nelnet, Inc. Class A	250	5,498

Portfolio Recovery Associates, Inc. †	53	4,591

SeaCube Container Leasing, Ltd.	348	6,247

World Acceptance Corp. †	82	5,468

		266,604
Consumer goods (1.6%)
ACCO Brands Corp. †	517	4,291

Elizabeth Arden, Inc. †	392	12,046

Energizer Holdings, Inc. †	816	62,873

Estee Lauder Cos., Inc. (The) Class A	869	89,081

Kao Corp. (Japan)	1,000	25,711

Lifetime Brands, Inc.	117	1,342

National Presto Industries, Inc.	37	3,879

Prestige Brands Holdings, Inc. †	462	5,964

Procter & Gamble Co. (The)	3,002	201,134

Reckitt Benckiser Group PLC (United Kingdom)	1,319	74,885

Revlon, Inc. Class A †	231	4,070

Unilever NV (Netherlands)	1,484	48,388

		533,664

COMMON STOCKS (90.3%)* cont.	Shares	Value

Consumer services (0.1%)
Alibaba.com, Ltd. (China)	2,500	$4,230

Avis Budget Group, Inc. †	312	5,488

E-Commerce China Dangdang, Inc. ADR (China) †	192	3,761

Itron, Inc. †	185	9,481

Mecox Lane, Ltd. ADR (China) †	385	1,317

OpenTable, Inc. †	33	2,915

Shutterfly, Inc. †	57	3,455

SRA International, Inc. Class A †	265	8,202

		38,849
Distribution (1.1%)
Beijing Enterprises Water Group, Ltd. (Hong Kong) †	18,000	5,536

Core-Mark Holding Co., Inc. †	121	4,325

Genuine Parts Co.	1,829	100,229

Spartan Stores, Inc.	212	3,954

W.W. Grainger, Inc.	998	150,768

Wolseley PLC (Switzerland)	2,623	88,967

		353,779
Electric utilities (2.8%)
AES Corp. (The) †	6,389	82,801

Alliant Energy Corp.	921	37,881

Ameren Corp.	879	26,115

Ameresco, Inc. Class A †	192	2,807

American Electric Power Co., Inc.	1,057	40,377

BKW FMB Energie AG (Switzerland)	47	3,341

China Resources Power Holdings Co., Ltd. (China)	8,000	16,085

Chubu Electric Power, Inc. (Japan)	300	4,736

CMS Energy Corp.	1,745	34,795

Companhia Paranaense de Energia-Copel (Preference) (Brazil)	666	17,284

DPL, Inc.	1,939	58,500

EDF (France)	91	3,699

Enel SpA (Italy)	6,510	44,722

Energias de Portugal (EDP) SA (Portugal)	16,636	61,898

Energy Development Corp. (Philippines)	28,800	4,528

EnerNOC, Inc. †	86	1,552

Entergy Corp.	890	60,654

Exelon Corp.	3,554	148,735

Hokkaido Electric Power Co., Inc. (Japan)	100	1,470

Hokuriku Electric Power Co. (Japan)	100	1,698

Huaneng Power International, Inc. (China)	2,000	1,171

Kansai Electric Power, Inc. (Japan)	200	3,408

Kyushu Electric Power Co., Inc. (Japan)	200	3,033

NextEra Energy, Inc.	167	9,678

Public Power Corp. SA (Greece)	569	7,549

Red Electrica Corp. SA (Spain)	1,591	96,277

RWE AG (Germany)	309	18,062

Shikoku Electric Power Co., Inc. (Japan)	100	2,058

TECO Energy, Inc.	5,513	105,850

Westar Energy, Inc.	1,270	34,531

		935,295

COMMON STOCKS (90.3%)* cont.	Shares	Value

Electrical equipment (1.3%)
ABB, Ltd. (Switzerland) †	4,120	$110,608

American Science & Engineering, Inc.	38	3,288

Capstone Turbine Corp. † S	2,084	3,626

China High Speed Transmission Equipment Group Co., Ltd.
(China)	2,000	2,494

Emerson Electric Co.	3,174	173,142

Energy Conversion Devices, Inc. †	281	393

Gamesa Corp Tecnologica SA (Spain) †	276	2,620

Harbin Power Equipment Co., Ltd. (China)	16,000	18,484

Mitsubishi Electric Corp. (Japan)	8,000	90,321

Powell Industries, Inc. †	125	4,294

Power-One, Inc. †	315	2,643

Satcon Technology Corp. †	800	2,128

SMA Solar Technology AG (Germany)	15	1,638

Sun King Power Electronics Group (China) †	12,000	2,253

Sunpower Corp. Class A †	215	4,528

Trony Solar Holdings Co., Ltd. (China) †	3,000	1,579

Yingli Green Energy Holding Co., Ltd. ADR (China) †	202	1,854

		425,893
Electronics (2.7%)
A123 Systems, Inc. †	338	2,079

Advanced Battery Technologies, Inc. † S	501	752

Analog Devices, Inc.	1,731	71,265

Asustek Computer, Inc. (Taiwan)	3,000	31,487

Badger Meter, Inc.	165	6,141

Cavium Networks, Inc. †	165	7,339

China BAK Battery, Inc. (China) †	633	842

DDi Corp.	232	2,116

Elster Group SE ADR (Germany) †	301	4,976

Ener1, Inc. † S	597	746

EnerSys †	404	14,463

Fairchild Semiconductor Intl., Inc. †	906	16,344

FEI Co. †	1,010	39,400

Greatbatch, Inc. †	144	4,169

Hon Hai Precision Industry Co., Ltd. (Taiwan)	12,000	42,228

Infineon Technologies AG (Germany)	2,932	34,005

Integrated Silicon Solutions, Inc. †	164	1,515

Intel Corp.	4,970	111,875

KEMET Corp. †	349	5,137

L-3 Communications Holdings, Inc.	1,601	130,722

LDK Solar Co., Ltd. ADR (China) † S	255	1,935

LG Display Co., Ltd. (South Korea)	850	28,265

MEMC Electronic Materials, Inc. †	257	2,704

Motech Industries, Inc. (Taiwan)	1,009	3,607

NVE Corp. †	96	5,864

QLogic Corp. †	5,615	90,851

Renesola, Ltd. ADR (China) †	235	1,744

COMMON STOCKS (90.3%)* cont.	Shares	Value

Electronics cont.
Rubicon Technology, Inc. †	138	$3,166

Saft Groupe SA (France)	46	1,626

Samsung Electronics Co., Ltd. (South Korea)	105	88,013

SanDisk Corp. †	2,569	122,079

Simplo Technology Co., Ltd. (Taiwan)	1,100	8,739

TTM Technologies, Inc. †	898	14,871

Ultralife Batteries, Inc. †	174	853

Valence Technology, Inc. †	1,616	1,745

Watts Water Technologies, Inc. Class A	243	8,503

		912,166
Energy (oil field) (2.1%)
Alkane Resources, Ltd. (Australia) †	1,092	2,413

Cameron International Corp. †	3,160	150,606

Compagnie Generale de Geophysique-Veritas (France) †	1,682	63,302

Complete Production Services, Inc. †	307	10,189

Halliburton Co.	4,921	246,788

Helix Energy Solutions Group, Inc. †	692	12,124

Oceaneering International, Inc. †	1,753	142,870

Petrofac, Ltd. (United Kingdom)	841	22,271

Schlumberger, Ltd.	561	48,089

TETRA Technologies, Inc. †	317	4,324

Tidewater, Inc.	164	8,963

		711,939
Energy (other) (0.2%)
Amyris, Inc. †	87	2,567

Areva SA (France)	80	3,438

Ballard Power Systems, Inc. (Canada) †	983	1,720

Canadian Solar, Inc. (Canada) †	106	1,044

China Sunergy Co., Ltd. ADR (China) † S	192	499

Covanta Holding Corp.	292	4,955

E-Ton Solar Tech Co., Ltd. (Taiwan) †	1,000	958

EDP Renovaveis SA (Spain) †	338	2,314

Enel Green Power SpA (Italy)	1,264	3,535

Fersa Energias Renovables SA (Spain)	734	1,429

First Solar, Inc. †	36	4,473

FuelCell Energy, Inc. †	1,108	2,105

GCL Poly Energy Holdings, Ltd. (China) †	12,000	6,445

Gintech Energy Corp. (Taiwan)	1,009	2,425

Green Plains Renewable Energy, Inc. †	224	2,309

GT Solar International, Inc. †	814	10,387

Gushan Environmental Energy, Ltd. ADR (China) †	326	1,014

Hanwha SolarOne Co., Ltd. ADR (China) †	187	1,259

Headwaters, Inc. †	490	1,793

Iberdrola Renovables SA (Spain)	770	3,418

Innergex Renewable Energy, Inc. (Canada)	300	3,097

JA Solar Holdings Co., Ltd. ADR (China) †	327	1,972

Magma Energy Corp. (Canada) †	1,298	1,192

COMMON STOCKS (90.3%)* cont.	Shares	Value

Energy (other) cont.
Nordex AG (Germany) †	154	$1,576

Ram Power Corp. (Canada) †	906	454

Suzlon Energy, Ltd. (India) †	1,984	2,375

Trina Solar, Ltd. ADR (China) † S	120	2,754

		71,507
Engineering and construction (0.2%)
Abengoa SA (Spain)	64	1,955

EMCOR Group, Inc. †	286	8,686

KEPCO Engineering & Construction Co., Inc. (South Korea)	200	11,143

KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	470	14,759

SembCorp Industries, Ltd. (Singapore)	8,000	32,826

Singapore Technologies Engineering, Ltd. (Singapore)	3,000	7,219

		76,588
Environmental (0.3%)
Bio-Treat Technology, Ltd. (China) †	30,000	851

BWT AG (Austria)	40	1,133

Duoyuan Global Water, Inc. ADR (China) † F S	482	1,870

Energy Recovery, Inc. † S	694	1,915

Fuel Tech, Inc. †	231	1,950

Hyflux, Ltd. (Singapore)	3,418	5,655

Kurita Water Industries, Ltd. (Japan)	400	11,534

Met-Pro Corp.	171	1,989

Nalco Holding Co.	2,468	70,437

Sound Global, Ltd. (China)	9,000	5,418

Tianjin Capital Environmental Protection Group Co., Ltd.
(China)	6,000	1,921

Xinjiang Tianye Water Saving Irrigation System Co., Ltd.
(Hong Kong)	8,000	1,430

		106,103
Financial (1.1%)
Assurant, Inc.	2,173	80,379

Broadridge Financial Solutions, Inc.	4,161	95,204

KB Financial Group, Inc. (South Korea)	415	19,856

KKR & Co. LP	516	8,870

Nasdaq OMX Group, Inc. (The) †	5,493	140,181

Yuanta Financial Holding Co., Ltd. (Taiwan)	16,000	11,057

		355,547
Food (1.4%)
Associated British Foods PLC (United Kingdom)	435	7,715

BRF — Brasil Foods SA ADR (Brazil)	89	1,686

Bunge, Ltd.	36	2,680

Cermaq ASA (Norway) †	670	13,264

Chaoda Modern Agriculture Holdings, Ltd. (China)	2,000	986

Chiquita Brands International, Inc. †	31	462

Companhia Brasileira de Distribuicao Grupo Pao de Acucar
ADR (Preference) (Brazil)	215	8,731

Corn Products International, Inc.	37	2,099

Cosan SA Industria e Comercio (Brazil)	1,029	15,730

Cosan, Ltd. Class A (Brazil)	362	4,301

COMMON STOCKS (90.3%)* cont.	Shares	Value

Food cont.
Darling International, Inc. †	287	$5,496

Glanbia PLC (Ireland)	112	790

Hershey Co. (The)	2,474	137,876

IOI Corp. Bhd (Malaysia)	1,000	1,759

Kerry Group PLC Class A (Ireland)	511	21,900

Kuala Lumpur Kepong Bhd (Malaysia)	200	1,460

Leroy Seafood Group ASA (Norway)	174	5,196

Maple Leaf Foods, Inc. (Canada)	72	878

Marine Harvest (Norway)	18,252	18,039

MEIJI Holdings Co., Ltd. (Japan)	400	17,007

Nestle SA (Switzerland)	293	18,813

Nippon Meat Packers, Inc. (Japan)	6,000	84,497

Nutreco Holding NV (Netherlands)	45	3,432

PT Astra Agro Lestari Tbk (Indonesia)	500	1,383

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk
(Indonesia)	3,500	994

Smithfield Foods, Inc. †	40	838

SunOpta, Inc. (Canada) †	418	3,248

Tate & Lyle PLC (United Kingdom)	127	1,298

Tesco PLC (United Kingdom)	1,585	10,951

Tyson Foods, Inc. Class A	71	1,350

Unilever PLC (United Kingdom)	260	8,447

Yamazaki Baking Co., Inc. (Japan)	3,000	38,308

Zhongpin, Inc. (China) † S	874	13,329

		454,943
Forest products and packaging (0.8%)
Albany International Corp. Class A	230	6,348

Boise, Inc.	645	5,444

China Everbright International, Ltd. (Hong Kong)	15,000	6,410

Domtar Corp. (Canada)	103	10,555

KapStone Paper and Packaging Corp. †	580	9,541

MeadWestvaco Corp.	2,494	84,846

Neenah Paper, Inc.	116	2,690

Rayonier, Inc. R	2,102	139,552

Rock-Tenn Co. Class A	100	7,683

		273,069
Gaming and lottery (0.1%)
OPAP SA (Greece)	1,282	23,572

		23,572
Health-care services (3.2%)
Aetna, Inc.	3,056	133,486

Air Methods Corp. †	57	3,480

Amedisys, Inc. †	138	4,319

AmerisourceBergen Corp.	2,412	99,423

AMN Healthcare Services, Inc. †	524	4,533

AmSurg Corp. †	98	2,539

Cardinal Health, Inc.	2,610	118,546

Continucare Corp. †	659	3,104

COMMON STOCKS (90.3%)* cont.	Shares	Value

Health-care services cont.
Gentiva Health Services, Inc. †	130	$3,182

Health Management Associates, Inc. Class A †	898	10,237

Health Net, Inc. †	1,489	47,782

HealthSouth Corp. †	100	2,807

HealthSpring, Inc. †	284	12,453

Healthways, Inc. †	263	4,263

Humana, Inc. †	1,415	113,950

ISTA Pharmaceuticals, Inc. †	346	3,214

Kindred Healthcare, Inc. †	95	2,331

Laboratory Corp. of America Holdings †	884	89,134

Lincare Holdings, Inc.	310	9,399

Magellan Health Services, Inc. †	255	13,500

Medco Health Solutions, Inc. †	2,357	141,090

Providence Service Corp. (The) †	174	2,366

Sciclone Pharmaceuticals, Inc. †	962	5,608

Select Medical Holdings Corp. †	629	5,976

Suzuken Co., Ltd. (Japan)	600	14,002

UnitedHealth Group, Inc.	4,119	201,625

Warner Chilcott PLC Class A (Ireland)	595	14,345

WellCare Health Plans, Inc. †	143	7,043

		1,073,737
Household furniture and appliances (0.3%)
La-Z-Boy, Inc. †	606	6,708

Select Comfort Corp. †	332	5,425

Whirlpool Corp.	945	79,191

		91,324
Industrial (—%)
China Ming Yang Wind Power Group, Ltd. ADS (China) †	295	2,201

		2,201
Insurance (2.3%)
Aflac, Inc.	1,492	71,303

AIA Group, Ltd. (Hong Kong) †	7,000	24,728

Allianz SE (Germany)	181	25,011

Allied World Assurance Company Holdings, Ltd.	1,660	100,629

American Equity Investment Life Holding Co.	681	8,846

American Financial Group, Inc.	235	8,357

American Safety Insurance Holdings, Ltd. †	329	6,096

Arch Capital Group, Ltd. †	717	24,184

Aspen Insurance Holdings, Ltd.	205	5,506

Assured Guaranty, Ltd. (Bermuda)	1,675	28,509

Aviva PLC (United Kingdom)	1,132	8,156

Berkshire Hathaway, Inc. Class B †	1,415	111,884

CNO Financial Group, Inc. †	929	7,190

Endurance Specialty Holdings, Ltd. (Bermuda)	1,701	69,078

Flagstone Reinsurance Holdings SA (Luxembourg)	495	4,326

Hartford Financial Services Group, Inc. (The)	2,396	63,853

Maiden Holdings, Ltd. (Bermuda)	441	4,145

Ping An Insurance (Group) Co. of China, Ltd. (China)	1,500	16,132

COMMON STOCKS (90.3%)* cont.	Shares	Value

Insurance cont.
Protective Life Corp.	205	$4,949

RenaissanceRe Holdings, Ltd.	516	37,131

Swiss Life Holding AG (Switzerland) †	322	53,795

Symetra Financial Corp.	455	6,106

Tokio Marine Holdings, Inc. (Japan)	2,300	63,499

Universal Insurance Holdings, Inc.	610	3,288

		756,701
Investment banking/Brokerage (1.2%)
3i Group PLC (United Kingdom)	3,059	14,506

Affiliated Managers Group †	1,645	173,926

Calamos Asset Management, Inc. Class A	249	3,696

Deutsche Bank AG (Germany)	868	51,697

E*Trade Financial Corp. †	582	9,201

Evercore Partners, Inc. Class A	106	3,923

Goldman Sachs Group, Inc. (The)	266	37,434

Kinnevik Investment AB Class B (Sweden)	1,534	37,576

Mizuho Securities Co., Ltd. (Japan)	34,000	78,968

Uranium Participation Corp. (Canada) †	169	1,102

		412,029
Lodging/Tourism (0.3%)
Genting Bhd (Malaysia)	4,100	14,985

Home Inns & Hotels Management, Inc. ADR (China) †	532	21,743

Host Marriott Corp. R	3,226	56,713

		93,441
Machinery (1.1%)
AGCO Corp. †	78	4,030

Alamo Group, Inc.	267	6,809

Altra Holdings, Inc. †	424	11,172

Applied Industrial Technologies, Inc.	354	12,609

BHI Co., Ltd. (South Korea)	997	16,186

Chart Industries, Inc. †	119	5,781

China Valves Technology, Inc. (China) † S	396	1,148

CNH Global NV (Netherlands) †	59	2,497

Deere & Co.	46	3,960

DXP Enterprises, Inc. †	200	5,180

Franklin Electric Co., Inc.	139	6,186

GLV, Inc. Class A (Canada) †	136	1,134

Gorman-Rupp Co. (The)	45	1,976

Joy Global, Inc.	19	1,703

Lindsay Corp.	171	11,471

Lonking Holdings, Ltd. (China)	31,000	17,483

NACCO Industries, Inc. Class A	27	2,641

Parker Hannifin Corp.	1,873	166,416

Regal-Beloit Corp.	1,194	82,386

Timken Co.	124	6,401

		367,169

COMMON STOCKS (90.3%)* cont.	Shares	Value

Manufacturing (1.2%)
AZZ, Inc.	88	$3,883

Dover Corp.	2,457	165,184

EnPro Industries, Inc. †	112	5,105

Exide Technologies †	1,343	13,242

Flowserve Corp.	104	12,608

Generac Holdings, Inc. †	231	4,253

JinkoSolar Holding Co., Ltd. ADR (China) †	84	2,186

John Bean Technologies Corp.	284	5,578

LSB Industries, Inc. †	195	9,231

Mueller Water Products, Inc. Class A	1,786	7,215

Pentair, Inc.	311	12,589

Polypore International, Inc. †	184	12,061

SKF AB Class B (Sweden)	2,758	82,630

Smith (A.O.) Corp.	305	12,648

Standex International Corp.	115	3,820

Thomas & Betts Corp. †	402	22,010

TriMas Corp. †	502	10,241

Valmont Industries, Inc.	168	16,837

Xinjiang Goldwind Science & Technology Co., Ltd. (China)	2,600	3,592

		404,913
Media (1.4%)
Interpublic Group of Companies, Inc. (The)	7,161	85,431

News Corp. Class A	10,238	187,765

Time Warner, Inc.	4,444	161,895

Walt Disney Co. (The)	859	35,760

		470,851
Medical technology (0.9%)
Bruker Corp. †	190	3,747

Coloplast A/S Class B (Denmark)	113	16,661

Cooper Companies, Inc. (The)	106	7,940

Kensey Nash Corp. †	174	4,578

Kinetic Concepts, Inc. †	191	11,334

Life Technologies Corp. †	638	33,157

OraSure Technologies, Inc. †	1,435	12,370

Pall Corp.	243	13,632

Sirona Dental Systems, Inc. †	79	4,271

STAAR Surgical Co. †	430	2,546

Steris Corp.	227	8,192

Synthes, Inc. (Switzerland)	162	28,251

Thoratec Corp. †	107	3,720

Waters Corp. †	1,633	160,948

West Pharmaceutical Services, Inc.	71	3,300

		314,647
Metals (2.1%)
Arafura Resources, Ltd. (Australia) †	1,928	2,347

BHP Billiton, Ltd. (Australia)	1,634	77,823

Cameco Corp. (Canada)	109	3,059

Century Aluminum Co. †	183	2,954

COMMON STOCKS (90.3%)* cont.	Shares	Value

Metals cont.
China Molybdenum Co., Ltd. (China)	2,000	$1,766

China Vanadium Titano-Magnetite Mining Co., Ltd. (Hong Kong)	4,000	1,488

CITIC Dameng Holdings, Ltd. (China) †	5,000	1,583

Coeur d’Alene Mines Corp. †	176	4,852

Commerce Resources Corp. (Canada) †	1,336	1,048

Creston Moly Corp. (Canada) †	2,310	1,264

Denison Mines Corp. (Canada) †	418	954

Energy Resources of Australia, Ltd. (Australia)	151	801

Freeport-McMoRan Copper & Gold, Inc. Class B	4,043	208,781

Gibraltar Industries, Inc. †	263	3,435

Horsehead Holding Corp. †	278	3,709

Hudson Resources, Inc. (Canada) †	648	696

Hunan Non-Ferrous Metal Corp., Ltd. (China) †	4,000	1,519

Mechel ADR (Russia)	851	22,552

Moly Mines, Ltd. (Australia) †	1,189	1,329

Molycorp, Inc. †	160	10,629

Newcrest Mining, Ltd. (Australia)	66	2,803

Noranda Aluminum Holding Corp. †	179	2,653

Northwest Pipe Co. †	98	2,562

Prophecy Resource Corp. (Canada) †	1,066	759

Quest Rare Minerals, Ltd. (Canada) †	491	3,821

Rare Element Resources, Ltd. (Canada) †	309	3,810

Rare Element Resources, Ltd. (Toronto stock exchange) (Canada) †	212	2,617

Rio Tinto PLC (United Kingdom)	1,296	90,690

Rio Tinto, Ltd. (Australia)	1,116	97,322

Silex Systems, Ltd. (Australia) †	152	585

Sterlite Industries (India), Ltd. (India)	3,001	11,427

Sterlite Industries (India), Ltd. ADR (India)	908	14,119

Stillwater Mining Co. †	555	11,239

Tasman Metals, Ltd. (Canada) †	600	3,159

Thompson Creek Metals Co., Inc. (Canada) †	172	1,861

Ucore Rare Metals, Inc. (Canada) †	2,355	1,677

UEX Corp. (Canada) †	380	435

Uranium One, Inc. (Canada)	358	1,312

USEC, Inc. †	229	957

Vale SA ADR (Preference) (Brazil)	1,168	34,222

Vale SA ADR (Brazil)	757	24,421

voestalpine AG (Austria)	886	44,388

Western Lithium Canada Corp. (Canada) †	876	805

		710,233
Natural gas utilities (—%)
Toho Gas Co., Ltd. (Japan)	2,000	9,608

		9,608
Office equipment and supplies (0.2%)
Canon, Inc. (Japan)	900	43,419

Societe BIC SA (France)	249	23,542

		66,961

COMMON STOCKS (90.3%)* cont.	Shares	Value

Oil and gas (7.2%)
Athabasca Oil Sands Corp. (Canada) †	274	$5,020

Atwood Oceanics, Inc. †	214	9,275

BP PLC (United Kingdom)	4,770	36,804

Caltex Australia, Ltd. (Australia)	2,128	32,116

Canadian Oil Sands Trust (Unit) (Canada)	180	5,613

Chevron Corp.	1,984	208,141

Cimarex Energy Co.	1,711	164,136

CNOOC, Ltd. (China)	18,000	45,534

Connacher Oil and Gas, Ltd. (Canada) †	1,500	1,889

ConocoPhillips	946	69,266

Contango Oil & Gas Co. †	89	5,514

Energy Partners, Ltd. †	605	9,704

ENI SpA (Italy)	2,393	57,271

Exxon Mobil Corp.	7,050	588,464

Gazprom OAO ADR (Russia)	5,106	75,550

Lukoil OAO ADR (Russia)	853	55,178

Marathon Oil Corp.	2,703	146,422

Murphy Oil Corp.	2,148	147,976

Occidental Petroleum Corp.	295	31,816

OGX Petroleo e Gas Participacoes SA (Brazil) †	4,264	43,347

Oil States International, Inc. †	90	7,115

Oilsands Quest, Inc. (Canada) †	1,286	553

Petroleo Brasileiro SA ADR (Preference) (Brazil)	1,236	38,637

Petroleo Brasileiro SA ADR (Brazil)	881	30,509

Petroleum Development Corp. †	196	7,125

Petroquest Energy, Inc. †	215	1,718

Rosetta Resources, Inc. †	319	15,679

Royal Dutch Shell PLC Class B (United Kingdom)	1,656	60,191

Sasol, Ltd. (South Africa)	669	35,600

Sasol, Ltd. ADR (South Africa)	183	9,812

Statoil ASA (Norway)	3,688	97,285

Stone Energy Corp. †	532	17,162

Suncor Energy, Inc. (Canada)	150	6,285

Sunoco, Inc.	3,020	122,280

Swift Energy Co. †	181	7,101

Tullow Oil PLC (United Kingdom)	508	11,321

Unit Corp. †	117	6,738

Vaalco Energy, Inc. †	606	4,303

Valero Energy Corp.	7,144	196,460

W&T Offshore, Inc.	297	7,692

		2,422,602
Pharmaceuticals (5.0%)
Abbott Laboratories	923	48,227

Akorn, Inc. †	265	1,805

Allergan, Inc.	1,956	161,820

AstraZeneca PLC (United Kingdom)	2,241	117,255

Bayer AG (Germany)	110	9,010

COMMON STOCKS (90.3%)* cont.	Shares	Value

Pharmaceuticals cont.
Elan Corp. PLC ADR (Ireland) †	1,631	$15,609

Eli Lilly & Co.	3,156	121,443

Endo Pharmaceuticals Holdings, Inc. †	537	22,355

Forest Laboratories, Inc. †	3,918	141,126

GlaxoSmithKline PLC (United Kingdom)	4,680	101,648

Hi-Tech Pharmacal Co., Inc. †	217	6,089

Impax Laboratories, Inc. †	581	15,600

Johnson & Johnson	2,799	188,345

Medicis Pharmaceutical Corp. Class A	369	13,826

Merck & Co., Inc.	2,569	94,411

Novartis AG (Switzerland)	1,041	67,293

Obagi Medical Products, Inc. †	542	5,415

Orion Oyj Class B (Finland)	687	17,857

Pain Therapeutics, Inc. †	194	1,930

Par Pharmaceutical Cos., Inc. †	528	18,142

Perrigo Co.	1,597	136,639

Pfizer, Inc.	7,467	160,167

PharMerica Corp. †	135	1,666

Questcor Pharmaceuticals, Inc. †	421	9,712

Roche Holding AG (Switzerland)	352	61,932

Salix Pharmaceuticals, Ltd. †	102	4,083

Sanofi (France)	1,471	116,631

Watson Pharmaceuticals, Inc. †	201	12,934

		1,672,970
Power producers (0.3%)
China Power New Energy Development Co., Ltd. (China) †	264,000	20,418

China WindPower Group, Ltd. (China) †	240,000	24,390

NRG Energy, Inc. †	1,882	46,598

Ormat Technologies, Inc.	70	1,541

		92,947
Publishing (0.3%)
R. R. Donnelley & Sons Co.	5,129	109,453

		109,453
Railroads (0.3%)
Central Japan Railway Co. (Japan)	11	86,453

Genesee & Wyoming, Inc. Class A †	126	7,478

		93,931
Real estate (1.6%)
Agree Realty Corp. R	200	4,550

Aliansce Shopping Centers SA (Brazil)	1,740	15,640

American Capital Agency Corp. R	158	4,798

Annaly Capital Management, Inc. R	6,276	113,784

Anworth Mortgage Asset Corp. R	541	3,922

Ashford Hospitality Trust, Inc. R	529	7,549

C C Land Holdings, Ltd. (China)	45,000	17,237

CBL & Associates Properties, Inc. R	529	10,178

Cheung Kong Holdings, Ltd. (Hong Kong)	1,000	15,668

CommonWealth REIT R	1,382	36,070

First Industrial Realty Trust † R	363	4,567

COMMON STOCKS (90.3%)* cont.	Shares	Value

Real estate cont.
Glimcher Realty Trust R	761	$7,793

Guangzhou R&F Properties Co., Ltd. (China)	14,400	20,058

Hang Lung Group, Ltd. (Hong Kong)	7,000	45,526

Huaku Development Co., Ltd. (Taiwan)	4,000	12,853

Invesco Mortgage Capital, Inc. R	200	4,554

Lexington Realty Trust R	752	7,099

Liberty Property Trust R	1,201	43,308

LSR Group OJSC GDR (Russia) †	1,522	12,799

LTC Properties, Inc. R	289	8,531

Mission West Properties R	385	3,176

National Health Investors, Inc. R	310	14,607

Newcastle Investment Corp. † R	518	2,839

Omega Healthcare Investors, Inc. R	213	4,535

PDG Realty SA Empreendimentos e Participacoes (Brazil)	8,890	55,710

PS Business Parks, Inc. R	141	8,106

Rossi Residencial SA (Brazil)	3,168	28,074

Saul Centers, Inc. R	105	4,192

St. Joe Co. (The) †	93	2,021

Starwood Property Trust, Inc. R	156	3,391

Universal Health Realty Income Trust R	70	3,032

Urstadt Biddle Properties, Inc. Class A R	217	4,158

		530,325
Regional Bells (1.2%)
AT&T, Inc.	4,803	151,583

Cincinnati Bell, Inc. †	1,690	5,374

Verizon Communications, Inc.	6,219	229,668

		386,625
Restaurants (0.3%)
AFC Enterprises †	1,025	16,995

Biglari Holdings, Inc. †	14	5,578

CEC Entertainment, Inc.	254	10,335

DineEquity, Inc. †	87	4,677

Domino’s Pizza, Inc. †	463	11,538

McDonald’s Corp.	670	54,632

Papa John’s International, Inc. †	105	3,479

Ruth’s Hospitality Group, Inc. †	226	1,209

		108,443
Retail (5.6%)
Advance Auto Parts, Inc.	1,200	74,520

Aeropostale, Inc. †	160	3,024

Amazon.com, Inc. †	106	20,849

ANN, Inc. †	298	8,389

Ascena Retail Group, Inc. †	223	7,462

BR Malls Participacoes SA (Brazil)	2,971	34,340

Cash America International, Inc.	102	5,310

Childrens Place Retail Stores, Inc. (The) †	72	3,617

CJ O Shopping Co., Ltd. (South Korea)	47	11,063

Coach, Inc.	1,653	105,230

COMMON STOCKS (90.3%)* cont.	Shares	Value

Retail cont.
Costco Wholesale Corp.	2,601	$214,530

Deckers Outdoor Corp. †	167	15,214

DSW, Inc. Class A †	323	16,198

Elders, Ltd. (Australia) †	1,605	781

Finish Line, Inc. (The) Class A	486	11,207

Foot Locker, Inc.	3,562	88,836

GameStop Corp. Class A † S	2,742	76,721

Genesco, Inc. †	192	8,638

Gordmans Stores, Inc. †	157	2,730

Hyundai Department Store Co., Ltd. (South Korea)	152	25,945

Iconix Brand Group, Inc. †	221	5,459

Industria de Diseno Textil (Inditex) SA (Spain)	324	29,456

Jos. A. Bank Clothiers, Inc. †	206	11,763

Kenneth Cole Productions, Inc. Class A †	186	2,323

Kingfisher PLC (United Kingdom)	4,616	21,875

Kirkland’s, Inc. †	169	2,207

Koninklijke Ahold NV (Netherlands)	5,415	77,339

Limited Brands, Inc.	3,121	124,715

Lojas Renner SA (Brazil)	959	36,331

Men’s Wearhouse, Inc. (The)	348	11,982

Next PLC (United Kingdom)	2,264	84,702

OfficeMax, Inc. †	209	1,747

PCD Stores Group, Ltd. (China)	54,000	14,329

Rent-A-Center, Inc.	261	8,472

Safeway, Inc.	5,952	147,014

Sally Beauty Holdings, Inc. †	438	7,341

Shinsegae Co., Ltd. (South Korea) F	61	14,884

Sonic Automotive, Inc. Class A	1,288	16,834

Stage Stores, Inc.	317	5,719

Steven Madden, Ltd. †	290	16,165

TJX Cos., Inc. (The)	2,645	140,238

Toro Co. (The)	73	4,663

Tractor Supply Co.	57	3,600

USANA Health Sciences, Inc. †	52	1,528

Wal-Mart Stores, Inc.	5,048	278,751

Williams-Sonoma, Inc.	1,892	74,072

World Fuel Services Corp.	130	4,755

Zale Corp. †	602	3,769

		1,886,637
Schools (—%)
Career Education Corp. †	351	7,547

ITT Educational Services, Inc. †	57	3,920

Lincoln Educational Services Corp.	324	4,740

		16,207

COMMON STOCKS (90.3%)* cont.	Shares	Value

Semiconductor (1.1%)
Advanced Semiconductor Engineering Inc. (Taiwan)	20,000	$24,647

Applied Materials, Inc.	12,576	173,297

Cirrus Logic, Inc. †	266	4,376

Entegris, Inc. †	818	7,509

LTX-Credence Corp. †	774	7,353

Nova Measuring Instruments, Ltd. (Israel) †	568	5,822

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	15,000	40,100

Teradyne, Inc. †	6,547	104,817

Ultratech, Inc. †	314	9,976

Veeco Instruments, Inc. †	85	4,895

		382,792
Shipping (0.4%)
Alexander & Baldwin, Inc.	231	11,312

CAI International, Inc. †	710	16,586

Quality Distribution, Inc. †	214	2,570

Wabtec Corp.	229	15,478

Yangzijiang Shipbuilding Holdings, Ltd. (China)	58,000	75,253

		121,199
Software (2.7%)
Adobe Systems, Inc. †	360	12,467

Akamai Technologies, Inc. †	555	18,834

Amdocs, Ltd. (United Kingdom) †	1,774	54,001

AsiaInfo-Linkage, Inc. (China) †	1,201	21,534

CA, Inc.	2,659	62,221

Citrix Systems, Inc. †	244	21,379

Concur Technologies, Inc. †	208	10,394

Informatica Corp. †	205	12,025

Intuit, Inc. †	336	18,134

Mantech International Corp. Class A †	134	6,033

Microsoft Corp.	16,813	420,493

MicroStrategy, Inc. †	102	14,911

Oracle Corp.	2,868	98,143

SAP AG (Germany)	154	9,576

Symantec Corp. †	951	18,592

Tencent Holdings, Ltd. (China)	1,600	46,123

TIBCO Software, Inc. †	489	13,736

Trend Micro, Inc. (Japan)	400	12,174

VMware, Inc. Class A †	260	25,303

Websense, Inc. †	335	8,325

		904,398
Staffing (—%)
On Assignment, Inc. †	290	3,239

		3,239
Technology (0.3%)
Amkor Technologies, Inc. †	395	2,524

CACI International, Inc. Class A †	158	10,085

ON Semiconductor Corp. †	5,459	61,250

Solarworld AG (Germany)	93	1,252

Tech Data Corp. †	386	18,285

		93,396

COMMON STOCKS (90.3%)* cont.	Shares	Value

Technology services (1.9%)
Accenture PLC Class A	3,860	$221,525

Baidu, Inc. ADR (China) †	103	13,978

Bitauto Holdings, Ltd. ADR (China) †	327	2,453

Blue Coat Systems, Inc. †	565	12,967

Check Point Software Technologies, Ltd. (Israel) †	398	21,858

ChinaCache International Holdings, Ltd. ADR (China) †	137	1,652

Computershare, Ltd. (Australia)	905	9,090

Convergys Corp. †	430	5,495

CSG Systems International, Inc. †	563	10,748

Fair Isaac Corp.	184	5,382

Global Payments, Inc.	392	20,368

Google, Inc. Class A †	307	162,409

Infospace, Inc. †	250	2,325

KEYW Holding Corp. (The) †	250	2,820

LivePerson, Inc. †	249	2,953

Pacific Online, Ltd. (China) †	3,300	1,850

Perfect World Co., Ltd. ADR (China) †	858	20,292

Qihoo 360 Technology Co., Ltd. ADR (China) † S	133	3,471

Renren, Inc. ADR (China) † S	354	4,549

SAIC, Inc. †	414	7,270

Salesforce.com, Inc. †	136	20,707

Sina Corp. (China) †	92	10,929

Sohu.com, Inc. (China) †	74	5,967

SouFun Holdings, Ltd. ADR (China) †	617	14,401

Sourcefire, Inc. †	578	15,438

Unisys Corp. †	295	8,245

VeriSign, Inc.	380	13,308

Youku.com, Inc. ADR (China) †	157	6,636

Zix Corp. †	787	2,998

		632,084
Telecommunications (1.8%)
ADTRAN, Inc.	351	15,044

Allot Communications, Ltd. (Israel) †	139	2,152

American Tower Corp. Class A †	1,506	83,553

Aruba Networks, Inc. †	101	2,870

Bharti Airtel, Ltd. (India)	2,121	17,618

Brightpoint, Inc. †	451	4,077

BT Group PLC (United Kingdom)	27,609	91,469

EchoStar Corp. Class A †	950	32,006

Finisar Corp. †	152	3,651

France Telecom SA (France)	2,007	45,968

InterDigital, Inc.	39	1,677

Iridium Communications, Inc. †	1,602	14,290

Loral Space & Communications, Inc. †	105	6,985

MetroPCS Communications, Inc. †	1,444	25,848

Mobile Telesystems ADR (Russia)	893	18,101

NeuStar, Inc. Class A †	270	7,225

COMMON STOCKS (90.3%)* cont.	Shares	Value

Telecommunications cont.
Newport Corp. †	151	$2,747

NII Holdings, Inc. †	3,292	143,729

NTELOS Holdings Corp.	300	6,255

Qiao Xing Universal Resources, Inc. (China) †	451	821

Tele2 AB Class B (Sweden)	864	16,943

Telecom Corp. of New Zealand, Ltd. (New Zealand)	21,444	42,488

USA Mobility, Inc.	302	4,911

		590,428
Telephone (0.3%)
Atlantic Tele-Network, Inc.	86	3,288

Deutsche Telekom AG (Germany)	1,675	24,941

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,900	89,441

		117,670
Textiles (0.4%)
Burberry Group PLC (United Kingdom)	2,937	63,872

Maidenform Brands, Inc. †	260	7,834

Perry Ellis International, Inc. †	314	9,798

Phillips-Van Heusen Corp.	65	4,288

UniFirst Corp.	81	4,343

VF Corp.	471	46,945

Warnaco Group, Inc. (The) †	192	10,589

		147,669
Tire and rubber (—%)
Cooper Tire & Rubber	94	2,271

		2,271
Tobacco (0.6%)
Japan Tobacco, Inc. (Japan)	9	34,823

Lorillard, Inc.	670	77,238

Philip Morris International, Inc.	1,397	100,235

		212,296
Transportation (—%)
TAL International Group, Inc.	224	7,556

		7,556
Transportation services (—%)
ComfortDelgro Corp., Ltd. (Singapore)	8,000	9,534

HUB Group, Inc. Class A †	102	3,892

		13,426
Trucks and parts (0.5%)
Aisin Seiki Co., Ltd. (Japan)	900	33,363

American Axle & Manufacturing Holdings, Inc. †	568	6,566

Autoliv, Inc. (Sweden)	723	55,657

Douglas Dynamics, Inc.	237	3,671

Fuel Systems Solutions, Inc. †	75	1,871

Hyundai Mobis (South Korea)	97	34,155

Meritor, Inc. †	316	5,217

Tenneco Automotive, Inc. †	125	5,219

Weichai Power Co., Ltd. (China)	3,000	17,082

Westport Innovations, Inc. (Canada) †	149	3,680

		166,481

COMMON STOCKS (90.3%)* cont.			Shares	Value

Utilities and power (—%)
China Longyuan Power Group Corp. (China) †			6,000	$6,485

EDF Energies Nouvelles SA (France)			39	2,258

Infigen Energy (Australia)			3,539	1,173

				9,916
Waste Management (—%)
Calgon Carbon Corp. †			542	9,350

EnergySolutions, Inc.			348	1,778

Rentech, Inc. †			1,741	1,811

				12,939
Water Utilities (0.1%)
China Water Affairs Group, Ltd. (Hong Kong)			10,000	3,717

Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)			173	10,646

Guangdong Investment, Ltd. (China)			10,000	5,096

Manila Water Co., Inc. (Philippines)			4,800	2,015

Severn Trent PLC (United Kingdom)			367	9,194

				30,668

Total common stocks (cost $23,366,482)				$30,354,748

INVESTMENT COMPANIES (4.8%)*			Shares	Value

BlackRock Kelso Capital Corp.			417	$4,132

Financial Select Sector SPDR Fund			8,623	136,675

Harris & Harris Group, Inc. †			2,231	12,784

iShares MSCI EAFE Index Fund			1,742	108,109

MCG Capital Corp.			1,404	9,660

NGP Capital Resources Co.			643	5,099

SPDR S&P 500 ETF Trust			9,247	1,247,328

SPDR S&P Midcap 400 ETF Trust			460	83,987

Total investment companies (cost $1,412,273)				$1,607,774

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Aventine Renewable Energy Holdings, Inc. F	03/15/15	$40.94	19	$—

Total warrants (cost $881)				$—

SHORT-TERM INVESTMENTS (5.6%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.19% [d]			151,596	$151,596

Putnam Money Market Liquidity Fund 0.07% [e]			1,456,613	1,456,613

U.S. Treasury Bills for effective yields ranging from 0.23%
to 0.24%, October 20, 2011 #			$269,000	268,789

Total short-term investments (cost $1,876,956)				$1,876,998

TOTAL INVESTMENTS

Total investments (cost $26,656,592)				$33,839,520

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
ETF	Exchange Traded Fund
GDR	Global Depository Receipts
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
SDR	Swedish Depository Receipts
SPDR	S&P 500 Index Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2010 through May 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $33,627,704.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $193,549 to cover certain derivatives contracts.

ADR, ADS, SDR and GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of
Portfolio Value):

United States	74.7%	South Korea	0.9%

United Kingdom	3.4	Russia	0.9

Japan	3.4	Taiwan	0.7

China	2.6	Netherlands	0.6

Switzerland	1.6	Hong Kong	0.6

France	1.6	Italy	0.6

Brazil	1.6	Sweden	0.6

Australia	1.3	Other	3.8

Germany	1.1	Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/11 (aggregate face value $20,558,380)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	6/15/11	$142,525	$141,275	$(1,250)

	Brazilian Real	Buy	6/15/11	9,340	9,091	249

	British Pound	Sell	6/15/11	514,529	522,589	8,060

	Canadian Dollar	Sell	6/15/11	438,127	445,998	7,871

	Chilean Peso	Sell	6/15/11	79	79	—

	Czech Koruna	Buy	6/15/11	22,518	23,598	(1,080)

	Euro	Buy	6/15/11	257,260	266,560	(9,300)

	Japanese Yen	Sell	6/15/11	10,248	10,284	36

	Mexican Peso	Buy	6/15/11	48,341	48,014	327

	Norwegian Krone	Buy	6/15/11	133,807	136,857	(3,050)

	Russian Ruble	Buy	6/15/11	37,751	38,676	(925)

	Singapore Dollar	Buy	6/15/11	61,041	61,471	(430)

	South African Rand	Buy	6/15/11	630	647	(17)

	South Korean Won	Buy	6/15/11	78,765	79,029	(264)

	Swedish Krona	Buy	6/15/11	195,764	199,776	(4,012)

	Swiss Franc	Sell	6/15/11	49,814	49,143	(671)

	Taiwan Dollar	Sell	6/15/11	12,818	12,705	(113)

	Turkish Lira	Sell	6/15/11	3,498	3,509	11

Barclays Bank PLC

	Australian Dollar	Buy	6/15/11	110,699	111,505	(806)

	Brazilian Real	Buy	6/15/11	91,385	90,384	1,001

	British Pound	Sell	6/15/11	207,753	207,140	(613)

	Canadian Dollar	Sell	6/15/11	72,849	73,371	522

	Chilean Peso	Buy	6/15/11	25,925	26,029	(104)

	Czech Koruna	Buy	6/15/11	42,589	42,711	(122)

	Euro	Buy	6/15/11	440,791	449,722	(8,931)

	Hungarian Forint	Buy	6/15/11	60,101	62,190	(2,089)

	Indian Rupee	Sell	6/15/11	74,427	74,945	518

	Japanese Yen	Sell	6/15/11	308,601	309,666	1,065

	Malaysian Ringgit	Buy	6/15/11	37,167	37,669	(502)

	Mexican Peso	Buy	6/15/11	63,275	62,694	581

	New Zealand Dollar	Sell	6/15/11	23,519	22,625	(894)

	Norwegian Krone	Sell	6/15/11	210,930	208,858	(2,072)

	Philippines Peso	Buy	6/15/11	30,547	30,993	(446)

	Polish Zloty	Sell	6/15/11	16,463	17,036	573

	Russian Ruble	Buy	6/15/11	37,751	38,659	(908)

	Singapore Dollar	Buy	6/15/11	76,606	77,158	(552)

	South Korean Won	Buy	6/15/11	64,176	64,217	(41)

	Swedish Krona	Sell	6/15/11	80,234	82,326	2,092

	Swiss Franc	Sell	6/15/11	133,149	133,028	(121)

	Taiwan Dollar	Sell	6/15/11	21,190	21,009	(181)

	Thai Baht	Buy	6/15/11	29,871	30,202	(331)

	Turkish Lira	Sell	6/15/11	1,624	1,689	65

FORWARD CURRENCY CONTRACTS at 5/31/11 (aggregate face value $20,558,380) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Sell	6/15/11	$60,672	$59,852	$(820)

	Brazilian Real	Buy	6/15/11	40,707	39,693	1,014

	British Pound	Sell	6/15/11	52,637	53,466	829

	Canadian Dollar	Sell	6/15/11	53,038	52,385	(653)

	Chilean Peso	Buy	6/15/11	66,146	66,426	(280)

	Czech Koruna	Buy	6/15/11	3,863	3,990	(127)

	Danish Krone	Sell	6/15/11	5,265	5,459	194

	Euro	Buy	6/15/11	173,327	179,528	(6,201)

	Hong Kong Dollar	Sell	6/15/11	196,769	197,015	246

	Hungarian Forint	Buy	6/15/11	17,489	18,112	(623)

	Japanese Yen	Sell	6/15/11	391,860	393,202	1,342

	Mexican Peso	Buy	6/15/11	72,227	72,237	(10)

	New Zealand Dollar	Sell	6/15/11	1,480	1,423	(57)

	Norwegian Krone	Sell	6/15/11	162,844	163,499	655

	Polish Zloty	Sell	6/15/11	21,515	22,256	741

	Singapore Dollar	Buy	6/15/11	17,023	17,153	(130)

	South African Rand	Buy	6/15/11	36,341	37,357	(1,016)

	South Korean Won	Sell	6/15/11	1,510	1,487	(23)

	Swedish Krona	Buy	6/15/11	112,489	114,747	(2,258)

	Swiss Franc	Buy	6/15/11	281,417	277,861	3,556

	Taiwan Dollar	Sell	6/15/11	45,340	45,007	(333)

	Turkish Lira	Sell	6/15/11	13,680	14,259	579

Credit Suisse AG

	Australian Dollar	Buy	6/15/11	139,332	143,124	(3,792)

	Brazilian Real	Buy	6/15/11	41,780	40,696	1,084

	British Pound	Buy	6/15/11	571,608	580,412	(8,804)

	Canadian Dollar	Sell	6/15/11	173,559	173,937	378

	Czech Koruna	Buy	6/15/11	14,089	14,762	(673)

	Euro	Buy	6/15/11	135,528	136,064	(536)

	Indian Rupee	Sell	6/15/11	41,905	42,188	283

	Japanese Yen	Buy	6/15/11	589,442	590,806	(1,364)

	Malaysian Ringgit	Buy	6/15/11	86,811	87,959	(1,148)

	Mexican Peso	Buy	6/15/11	34,564	34,133	431

	Norwegian Krone	Sell	6/15/11	82,627	81,170	(1,457)

	Polish Zloty	Sell	6/15/11	53,205	55,017	1,812

	Russian Ruble	Buy	6/15/11	37,751	38,634	(883)

	South African Rand	Sell	6/15/11	4,966	4,824	(142)

	South Korean Won	Buy	6/15/11	51,777	51,966	(189)

	Swedish Krona	Buy	6/15/11	30,799	31,414	(615)

	Swiss Franc	Buy	6/15/11	78,998	78,623	375

	Taiwan Dollar	Sell	6/15/11	20,175	20,040	(135)

	Turkish Lira	Buy	6/15/11	22,363	22,356	7

FORWARD CURRENCY CONTRACTS at 5/31/11 (aggregate face value $20,558,380) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG

	Australian Dollar	Buy	6/15/11	$42,896	$43,408	$(512)

	Brazilian Real	Buy	6/15/11	12,812	12,747	65

	British Pound	Sell	6/15/11	17,436	17,713	277

	Canadian Dollar	Buy	6/15/11	280,046	282,452	(2,406)

	Chilean Peso	Buy	6/15/11	1,469	1,476	(7)

	Czech Koruna	Buy	6/15/11	25,983	25,329	654

	Euro	Buy	6/15/11	44,553	43,435	1,118

	Hungarian Forint	Buy	6/15/11	26,154	27,016	(862)

	Malaysian Ringgit	Buy	6/15/11	48,516	49,201	(685)

	Mexican Peso	Buy	6/15/11	51,717	51,495	222

	New Zealand Dollar	Sell	6/15/11	19,654	18,900	(754)

	Norwegian Krone	Sell	6/15/11	17,845	17,615	(230)

	Philippines Peso	Buy	6/15/11	30,390	30,733	(343)

	Polish Zloty	Sell	6/15/11	54,986	56,871	1,885

	Singapore Dollar	Buy	6/15/11	26,670	26,857	(187)

	South Korean Won	Buy	6/15/11	75,393	75,583	(190)

	Swedish Krona	Sell	6/15/11	150,600	153,633	3,033

	Swiss Franc	Sell	6/15/11	162,216	160,144	(2,072)

	Taiwan Dollar	Sell	6/15/11	15,725	15,593	(132)

	Turkish Lira	Sell	6/15/11	7,433	7,717	284

Goldman Sachs International

	Australian Dollar	Sell	6/15/11	28,633	28,296	(337)

	British Pound	Sell	6/15/11	50,334	51,130	796

	Canadian Dollar	Sell	6/15/11	186,147	188,275	2,128

	Chilean Peso	Sell	6/15/11	86	86	—

	Euro	Sell	6/15/11	75,310	75,580	270

	Hungarian Forint	Buy	6/15/11	35,412	36,620	(1,208)

	Japanese Yen	Sell	6/15/11	195,596	196,276	680

	Norwegian Krone	Buy	6/15/11	88,278	88,233	45

	Polish Zloty	Sell	6/15/11	5,778	5,981	203

	South African Rand	Buy	6/15/11	47,401	48,687	(1,286)

	Swedish Krona	Sell	6/15/11	104,336	106,383	2,047

	Swiss Franc	Sell	6/15/11	97,869	96,619	(1,250)

HSBC Bank USA, National Association

	Australian Dollar	Buy	6/15/11	101,971	104,757	(2,786)

	British Pound	Sell	6/15/11	75,995	77,200	1,205

	Euro	Buy	6/15/11	260,278	269,613	(9,335)

	Hong Kong Dollar	Sell	6/15/11	14,312	14,330	18

	Indian Rupee	Sell	6/15/11	11,727	11,806	79

	Japanese Yen	Sell	6/15/11	232,819	233,625	806

	New Zealand Dollar	Sell	6/15/11	49,670	47,795	(1,875)

	Norwegian Krone	Buy	6/15/11	164,327	168,385	(4,058)

	Philippines Peso	Buy	6/15/11	30,390	30,716	(326)

FORWARD CURRENCY CONTRACTS at 5/31/11 (aggregate face value $20,558,380) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Singapore Dollar	Buy	6/15/11	$66,229	$66,697	$(468)

	South Korean Won	Buy	6/15/11	84,193	84,496	(303)

	Swiss Franc	Sell	6/15/11	141,353	139,532	(1,821)

	Taiwan Dollar	Sell	6/15/11	60,137	59,938	(199)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	6/15/11	374,888	384,990	(10,102)

	Brazilian Real	Buy	6/15/11	68,097	66,830	1,267

	British Pound	Buy	6/15/11	61,684	58,890	2,794

	Canadian Dollar	Buy	6/15/11	1,961	4,519	(2,558)

	Chilean Peso	Buy	6/15/11	17,783	17,856	(73)

	Czech Koruna	Buy	6/15/11	27,581	27,478	103

	Euro	Sell	6/15/11	481,320	498,154	16,834

	Hong Kong Dollar	Sell	6/15/11	66,584	66,623	39

	Hungarian Forint	Buy	6/15/11	12,708	12,414	294

	Japanese Yen	Sell	6/15/11	123,069	123,510	441

	Malaysian Ringgit	Buy	6/15/11	44,799	45,375	(576)

	Mexican Peso	Buy	6/15/11	161,589	161,232	357

	New Zealand Dollar	Sell	6/15/11	20,230	19,451	(779)

	Norwegian Krone	Sell	6/15/11	343,755	340,597	(3,158)

	Polish Zloty	Sell	6/15/11	12,829	12,983	154

	Russian Ruble	Buy	6/15/11	37,751	38,657	(906)

	Singapore Dollar	Buy	6/15/11	43,369	43,950	(581)

	South African Rand	Buy	6/15/11	61,565	63,327	(1,762)

	South Korean Won	Buy	6/15/11	55,559	55,699	(140)

	Swedish Krona	Sell	6/15/11	132,062	134,697	2,635

	Swiss Franc	Sell	6/15/11	33,053	32,630	(423)

	Taiwan Dollar	Buy	6/15/11	5,730	5,773	(43)

	Thai Baht	Buy	6/15/11	30,355	30,683	(328)

	Turkish Lira	Sell	6/15/11	12,306	12,794	488

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	6/15/11	134,223	137,520	(3,297)

	Brazilian Real	Buy	6/15/11	57,305	55,843	1,462

	British Pound	Sell	6/15/11	189,823	192,798	2,975

	Canadian Dollar	Sell	6/15/11	22,495	22,688	193

	Chilean Peso	Buy	6/15/11	746	748	(2)

	Czech Koruna	Buy	6/15/11	49,273	49,701	(428)

	Euro	Buy	6/15/11	258,266	266,111	(7,845)

	Hungarian Forint	Buy	6/15/11	56,493	58,437	(1,944)

	Indian Rupee	Sell	6/15/11	59,704	60,116	412

	Japanese Yen	Sell	6/15/11	77,165	76,162	(1,003)

	Malaysian Ringgit	Buy	6/15/11	86,811	87,980	(1,169)

	Mexican Peso	Buy	6/15/11	74,566	74,552	14

	New Zealand Dollar	Sell	6/15/11	3,701	3,554	(147)

FORWARD CURRENCY CONTRACTS at 5/31/11 (aggregate face value $20,558,380) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Norwegian Krone	Buy	6/15/11	$108,717	$108,667	$50

	Polish Zloty	Sell	6/15/11	32,744	33,859	1,115

	Russian Ruble	Buy	6/15/11	37,751	38,676	(925)

	Singapore Dollar	Buy	6/15/11	22,049	22,215	(166)

	South African Rand	Buy	6/15/11	5,200	5,315	(115)

	South Korean Won	Sell	6/15/11	3,138	3,135	(3)

	Swedish Krona	Buy	6/15/11	80,703	79,318	1,385

	Swiss Franc	Sell	6/15/11	102,792	101,451	(1,341)

	Swiss Franc	Buy	6/15/11	104,081	100,573	3,508

	Taiwan Dollar	Sell	6/15/11	27,165	26,953	(212)

	Turkish Lira	Buy	6/15/11	9,870	10,162	(292)

State Street Bank and Trust Co.

	Australian Dollar	Buy	6/15/11	108,783	110,006	(1,223)

	Brazilian Real	Buy	6/15/11	70,622	69,636	986

	British Pound	Sell	6/15/11	49,018	49,801	783

	Canadian Dollar	Sell	6/15/11	91,216	91,697	481

	Euro	Sell	6/15/11	158,524	156,222	(2,302)

	Hungarian Forint	Buy	6/15/11	19,166	19,806	(640)

	Japanese Yen	Sell	6/15/11	51,642	51,815	173

	Malaysian Ringgit	Buy	6/15/11	89,764	90,996	(1,232)

	Mexican Peso	Buy	6/15/11	74,385	73,828	557

	Norwegian Krone	Sell	6/15/11	158,619	155,440	(3,179)

	Philippines Peso	Buy	6/15/11	30,390	30,755	(365)

	Polish Zloty	Buy	6/15/11	45,573	45,779	(206)

	Russian Ruble	Buy	6/15/11	37,751	38,662	(911)

	Singapore Dollar	Buy	6/15/11	26,832	27,034	(202)

	South African Rand	Buy	6/15/11	190	196	(6)

	Swedish Krona	Buy	6/15/11	53,737	54,708	(971)

	Swiss Franc	Buy	6/15/11	45,594	45,215	379

	Taiwan Dollar	Sell	6/15/11	22,028	21,739	(289)

	Thai Baht	Buy	6/15/11	30,355	30,706	(351)

UBS AG

	Australian Dollar	Sell	6/15/11	63,652	63,792	140

	Brazilian Real	Buy	6/15/11	21,900	21,347	553

	British Pound	Sell	6/15/11	181,599	184,251	2,652

	Canadian Dollar	Sell	6/15/11	552,973	561,715	8,742

	Czech Koruna	Buy	6/15/11	33,657	35,387	(1,730)

	Euro	Sell	6/15/11	362,894	363,379	485

	Hungarian Forint	Buy	6/15/11	5,398	5,549	(151)

	Indian Rupee	Sell	6/15/11	62,367	62,810	443

	Japanese Yen	Sell	6/15/11	166,464	167,015	551

	Mexican Peso	Buy	6/15/11	73,125	73,006	119

	New Zealand Dollar	Sell	6/15/11	2,385	2,293	(92)

	Norwegian Krone	Sell	6/15/11	151,985	151,658	(327)

FORWARD CURRENCY CONTRACTS at 5/31/11 (aggregate face value $20,558,380) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Polish Zloty	Buy	6/15/11	$3,234	$3,217	$17

	Russian Ruble	Buy	6/15/11	37,762	38,485	(723)

	Singapore Dollar	Buy	6/15/11	64,041	64,483	(442)

	South African Rand	Buy	6/15/11	46,185	47,346	(1,161)

	South Korean Won	Buy	6/15/11	76,822	77,087	(265)

	Swedish Krona	Buy	6/15/11	424,446	432,794	(8,348)

	Swiss Franc	Buy	6/15/11	139,244	135,053	4,191

	Taiwan Dollar	Sell	6/15/11	40,915	40,622	(293)

	Thai Baht	Buy	6/15/11	29,871	30,196	(325)

	Turkish Lira	Buy	6/15/11	1,249	1,299	(50)

Westpac Banking Corp.

	Australian Dollar	Buy	6/15/11	283,135	290,600	(7,465)

	British Pound	Sell	6/15/11	393,463	393,260	(203)

	Canadian Dollar	Buy	6/15/11	67,896	69,273	(1,377)

	Euro	Buy	6/15/11	145,733	150,944	(5,211)

	Japanese Yen	Sell	6/15/11	111,840	112,244	404

	New Zealand Dollar	Buy	6/15/11	39,473	38,713	760

	Norwegian Krone	Buy	6/15/11	26,424	27,048	(624)

	Swedish Krona	Sell	6/15/11	61,486	62,743	1,257

	Swiss Franc	Sell	6/15/11	73,372	72,444	(928)

Total						$(75,131)

FUTURES CONTRACTS OUTSTANDING at 5/31/11
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	4	$164,352	Jun-11	$(3,980)

Euro-CAC 40 Index (Short)	6	344,293	Jun-11	(4,811)

FTSE 100 Index (Long)	2	196,289	Jun-11	(834)

IBEX 35 Index (Long)	2	301,451	Jun-11	2,844

MSCI EAFE Index E-Mini (Short)	9	783,405	Jun-11	(35,073)

NASDAQ 100 Index E-Mini (Short)	5	237,175	Jun-11	(6,360)

OMXS 30 Index (Short)	10	186,805	Jun-11	2,600

Russell 2000 Mini Index (Short)	2	169,560	Jun-11	(6,454)

S&P 500 Index E-Mini (Long)	15	1,008,000	Jun-11	25,095

S&P 500 Index E-Mini (Short)	1	67,200	Jun-11	(1,677)

S&P/TSX 60 Index (Long)	2	325,475	Jun-11	(2,403)

SPI 200 Index (Short)	3	376,768	Jun-11	5,089

Tokyo Price Index (Long)	2	205,572	Jun-11	(25,097)

Total				$(51,061)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/11

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
contracts	143	$—	2/22/12	(1 month USD-	MSCI Daily Total	$5,727
				LIBOR-BBA plus	Return Net Brazil
				0.45%)	USD Index

contracts	137	—	2/22/12	(1 month USD-	MSCI Daily Total	5,486
				LIBOR-BBA plus	Return Net Brazil
				0.50%)	USD Index

contracts	41	—	2/22/12	(1 month USD-	MSCI Daily Total	1,640
				LIBOR-BBA plus	Return Net Brazil
				0.50%)	USD Index

JPMorgan Chase Bank, N.A.
shares	17,338	—	10/20/11	(3 month USD-	iShares MSCI	(21,081)
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

Total						$(8,228)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,455,105	$865,107	$25,565

Capital goods	1,343,803	632,111	1,870

Communication services	1,083,964	328,868	—

Conglomerates	557,306	109,619	—

Consumer cyclicals	2,725,224	836,085	14,884

Consumer staples	1,916,630	666,649	—

Energy	2,871,277	642,247	—

Financials	2,937,044	1,490,548	—

Health care	2,808,614	550,540	—

Technology	4,422,630	583,513	—

Transportation	193,733	213,378	—

Utilities and power	720,345	358,089	—

Total common stocks	23,035,675	7,276,754	42,319
Investment companies	1,607,774	—	—

Short-term investments	1,456,613	420,385	—

Totals by level	$26,100,062	$7,697,139	$42,319

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(75,131)	$—

Futures contracts	(51,061)	—	—

Total return swap contracts	—	(8,228)	—

Totals by level	$(51,061)	$(83,359)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/11

ASSETS

Investment in securities, at value, including $147,406 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $25,048,383)	$32,231,311
Affiliated issuers (identified cost $1,608,209) (Notes 1 and 6)	1,608,209

Cash	24,308

Foreign currency (cost $37,965) (Note 1)	38,332

Dividends, interest and other receivables	92,331

Receivable for shares of the fund sold	76,502

Receivable for investments sold	509,447

Unrealized appreciation on swap contracts (Note 1)	12,853

Unrealized appreciation on forward currency contracts (Note 1)	112,505

Receivable from Manager (Note 2)	35,285

Foreign tax reclaim	8,175

Total assets	34,749,258

LIABILITIES

Payable for variation margin (Note 1)	12,310

Payable for investments purchased	579,919

Payable for shares of the fund repurchased	8,765

Payable for investor servicing fees (Note 2)	7,030

Payable for custodian fees (Note 2)	70,966

Payable for Trustee compensation and expenses (Note 2)	1,468

Payable for administrative services (Note 2)	175

Unrealized depreciation on forward currency contracts (Note 1)	187,636

Unrealized depreciation on swap contracts (Note 1)	21,081

Collateral on securities loaned, at value (Note 1)	151,596

Other accrued expenses	80,608

Total liabilities	1,121,554

Net assets	$33,627,704

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$25,006,196

Undistributed net investment income (Note 1)	68,077

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,504,065

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,049,366

Total — Representing net assets applicable to capital shares outstanding	$33,627,704

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($30,610 divided by 2,493 shares)	$12.28

Offering price per class A share (100/94.25 of $12.28)*	$13.03

Net asset value, offering price and redemption price per class Y share
($33,597,094 divided by 2,735,866 shares)	$12.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $20,384)	$626,631

Interest (including interest income of $2,527 from investments in affiliated issuers) (Note 6)	4,146

Securities lending (including interest income of $1,800 from investments
in affiliated issuers) (Note 1)	1,842

Total investment income	632,619

EXPENSES

Compensation of Manager (Note 2)	196,958

Investor servicing fees (Note 2)	84,129

Custodian fees (Note 2)	127,891

Trustee compensation and expenses (Note 2)	2,465

Administrative services (Note 2)	1,095

Auditing	75,812

Other	20,442

Fees waived and reimbursed by Manager (Note 2)	(161,880)

Total expenses	346,912

Expense reduction (Note 2)	(95)

Net expenses	346,817

Net investment income	285,802

Net realized gain on investments (net of foreign tax $906) (Notes 1 and 3)	3,054,414

Net realized gain on swap contracts (Note 1)	687,863

Net realized loss on futures contracts (Note 1)	(41,439)

Net realized gain on foreign currency transactions (Note 1)	114,513

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(138,629)

Net unrealized appreciation of investments, futures contracts and swap contracts during the year	3,670,526

Net gain on investments	7,347,248

Net increase in net assets resulting from operations	$7,633,050

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/11	Year ended 5/31/10

Operations:
Net investment income	$285,802	$285,275

Net realized gain on investments
and foreign currency transactions	3,815,351	6,904,768

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	3,531,897	(641,185)

Net increase in net assets resulting from operations	7,633,050	6,548,858

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(614)	(1,222)

Class Y	(736,427)	(2,374,150)

Net realized short-term gain on investments

Class A	(1,830)	(1,987)

Class Y	(2,101,500)	(3,860,791)

From net realized long-term gain on investments
Class A	(1,993)	—

Class Y	(2,287,740)	—

Decrease from capital share transactions (Note 4)	(2,701,595)	(4,761,345)

Total decrease in net assets	(198,649)	(4,450,637)

NET ASSETS

Beginning of year	33,826,353	38,276,990

End of year (including undistributed net investment
income of $68,077 and distributions in excess of net
investment income of $105,006, respectively)	$33,627,704	$33,826,353

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
May 31, 2011	$11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	$12.28	26.57	$31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	15	.40*	.61*	46*

Class Y
May 31, 2011	$11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	$12.28	26.57	$33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	38,262	.40*	.61*	46*

* Not annualized.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2011	0.49%

May 31, 2010	0.41

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

52	53

Notes to financial statements 5/31/11

Note 1: Significant accounting policies

Putnam Asset Allocation: Equity Portfolio is a diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the Trust). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The fund seeks long-term growth. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of midsized and large companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable potential.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from June 1, 2010 through May 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts ofapproximately 77 on futures contracts for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $22,100,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to credit risk, to gain exposure to specific markets/countries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,300,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $98,911 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $147,406 and the fund received cash collateral of $151,596.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, realized and unrealized gains and losses on passive foreign investment companies, straddle loss deferrals, and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $624,322 to decrease distribution in excess of net investment income, with a decrease to accumulated net realized gains of $624,322.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$7,533,502
Unrealized depreciation	(454,832)

Net unrealized appreciation	7,078,670
Undistributed short-term gain	951,306
Undistributed long-term gain	790,564
Cost for federal income tax purposes	$26,760,850

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion,
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $161,880 as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.612% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $60 under the expense offset arrangements and by $35 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $19, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $33,552,717 and $38,315,242, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/11		Year ended 5/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	76	$918	546	$6,777

Shares issued in connection with
reinvestment of distributions	391	4,423	277	3,209

	467	5,341	823	9,986

Shares repurchased	(1)	(15)	(36)	(502)

Net increase	466	$5,326	787	$9,484

	Year ended 5/31/11		Year ended 5/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,228,641	$14,658,559	1,411,017	$17,451,688

Shares issued in connection with
reinvestment of distributions	452,797	5,125,667	537,495	6,234,941

	1,681,438	19,784,226	1,948,512	23,686,629

Shares repurchased	(1,876,963)	(22,491,147)	(2,245,916)	(28,457,458)

Net decrease	(195,525)	$(2,706,921)	(297,404)	$(4,770,829)

At the close of the reporting period, Putnam Investments, LLC owned 1,445 class A shares of the fund (58.0% of class A shares outstanding), valued at $17,749.

At the close of the reporting period, funds within the Putnam RetirementReady® Funds owned 89.5% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$112,505	Payables	$187,636

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
	appreciation/		appreciation/
Equity contracts	(depreciation)	48,481*	(depreciation)	107,770*

Total		$160,986		$295,406

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$130,787	$—	$130,787

Equity contracts	(41,439)	—	687,863	646,424

Total	$(41,439)	$130,787	$687,863	$777,211

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(140,663)	$—	$(140,663)

Equity contracts	(160,259)	—	(93,492)	(253,751)

Total	$(160,259)	$(140,663)	$(93,492)	$(394,414)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,527 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $20,357,827 and $21,944,721, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,985,723 as a capital gain dividend with respect to the taxable year ended May 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 19.19% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended May 1, 2011, the fund hereby designates 31.55%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended May 31,2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,454 of distributions paid as qualifying to be taxed as interest-related dividends, and $2,103,330 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private	None
Born 1943	investment firm. Chairman of Mutual Fund Directors
Trustee since 1994 and	Forum. Chairman Emeritus of the Board of Trustees
Vice Chairman since 2005	of Mount Holyoke College. Director of the Adirondack
Land Trust and Trustee of the Nature Conservancy’s
Adirondack Chapter.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
Putnam RetirementReady 2055 Fund
Global Sector	Putnam RetirementReady 2050 Fund
Global Consumer Fund	Putnam RetirementReady 2045 Fund
Global Energy Fund	Putnam RetirementReady 2040 Fund
Global Financials Fund	Putnam RetirementReady 2035 Fund
Global Health Care Fund	Putnam RetirementReady 2030 Fund
Global Industrials Fund	Putnam RetirementReady 2025 Fund
Global Natural Resources Fund	Putnam RetirementReady 2020 Fund
Global Sector Fund	Putnam RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Putnam Retirement Income Lifestyle 2
Putnam Retirement Income Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Paul L. Joskow	Vice President and
London, England SW1A 1LD	Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Robert T. Burns
The Putnam Advisory	Robert L. Reynolds	Vice President and
Company, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Marketing Services	President
Putnam Retail Management		Judith Cohen
One Post Office Square	Jonathan S. Horwitz	Vice President, Clerk and
Boston, MA 02109	Executive Vice President,	Assistant Treasurer
Principal Executive
Custodian	Officer, Treasurer and	Michael Higgins
State Street Bank	Compliance Liaison	Vice President, Senior Associate
and Trust Company		Treasurer and Assistant Clerk
Steven D. Krichmar
Legal Counsel	Vice President and	Nancy E. Florek
Ropes & Gray LLP	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Independent Registered	Janet C. Smith	Proxy Manager
Public Accounting Firm	Vice President, Assistant
PricewaterhouseCoopers LLP	Treasurer and Principal	Susan G. Malloy
	Accounting Officer	Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Asset Allocation: Equity Portfolio. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN062
268241 7/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent" (as such term has been defined by the Securities and Exchange Commission (“SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2011	$65,303	$—	$6,571	$—
May 31, 2010	$60,390	$—	$5,071	$—

For the fiscal years ended May 31, 2011 and May 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $234,792 and $303,509 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2011	$—	$191,000	$—	$—
May 31, 2010	$—	$179,607	$—	$—

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2011